UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2017

Date of Report (Date of earliest event reported)

Gawk Incorporated
(Exact name of registrant as specified in its charter)

Nevada	333-180611	33-1220317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Melrose Avenue, Suite 42, Los Angeles, CA 90038

(Address of principal executive offices)

Registrant’s telephone number, including area code: 888-754-6190

N/A

(Former name of Company)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On November 10, 2017, the Board of Directors of Gawk Incorporated dismissed its independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”) and engaged Squar Milner LLP (“Squar Milner”) as its independent registered public accounting firm for the fiscal year ending January 31, 2018.

During the fiscal years ended January 31, 2017 and 2016 and the subsequent interim periods preceding the cessation of the relationship with MaloneBailey, there were no disagreements with MaloneBailey on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, , which disagreement, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There were also no reportable events except that MaloneBailey advised the Company of certain deficiencies in the Company’s internal control over financial reporting identified during MaloneBailey’s audits of the Company’s consolidated financial statements for the years ended January 31, 2017 and 2016, that individually or in aggregate constituted a material weakness as described in Item 9A to the Company’s annual report on Form 10-K for the years ended January 31, 2017 and 2016. Gawk Incorporated is currently a cloud communication company, and reports by MaloneBailey on the consolidated balance sheets as of January 31, 2017 and 2016 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended, contains a going concern notice, but do not otherwise contain a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has not, during its most recent fiscal year and any subsequent interim periods prior to engaging Squar Milner, consulted with Squar Milner regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided by Squar Milner which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement with MaloneBailey.

The Company submitted a copy of this Form 8-K to Squar Milner and MaloneBailey prior to filing with the Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

16.1	Letter of MaloneBailey LLP, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAWK INCORPORATED

Date: November 14, 2017	By:	/s/ Scott Kettle
Scott Kettle
CEO

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